Davis Polk & Wardwell LLP 1050 17th Street, NW Washington, D.C. 20036 davispolk.com

May 30, 2025

Re:	First Eagle Private Credit Fund (CIK No. 0001890107)

Preliminary Proxy Statement on Schedule 14A

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Ladies and Gentlemen:

On behalf of our client, First Eagle Private Credit Fund (the “Company”), we are hereby submitting via EDGAR to the Securities and Exchange Commission the above-referenced preliminary proxy statement on Schedule 14A relating to the following proposals to be voted upon by the Company’s shareholders: (i) a proposal to approve a new investment advisory agreement between the Company and First Eagle Investment Management, LLC (the “Adviser”) and (ii) a proposal to approve a new investment subadvisory agreement between the Company, the Adviser and First Eagle Alternative Credit, LLC (the “Subadviser”), because the current investment advisory agreement and the current investment subadvisory agreement may be deemed to terminate upon the closing of a pending transaction involving a change in the ownership of the parent company of the Adviser and the Subadviser.

Please do not hesitate to contact me at (202) 962-7036 or christopher.healey@davispolk.com if you have any questions regarding the foregoing or if I can provide any additional information.

Very truly yours,

/s/ Christopher P. Healey

Christopher P. Healey

cc:	David P. O’Connor, First Eagle Private Credit Fund

Sabrina Rusnak-Carlson, First Eagle Private Credit Fund